UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2017

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐?
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐?

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective October 1, 2017, David Knopf was appointed as Executive Vice President and Chief Financial Officer and Paulo Basilio was appointed as Zone President of the United States business. On October 26, 2017, in connection with these appointments, the Compensation Committee of the Board approved the terms of Mr. Knopf’s new compensation as follows: annual base salary of $500,000 and annual incentive target opportunity of 175% of base salary. The Committee also approved the following terms for Mr. Basilio’s compensation: annual base salary of $750,000 and annual incentive target opportunity of 250% of base salary.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On October 27, 2017, Company’s Board of Directors (the “Board”) dissolved the Operations and Strategy Committee (the “Committee”) of the Board. The Committee had been primarily established to evaluate and review the Company’s corporate strategy and integration plan following the 2015 merger. Given the successful completion of this transition period, the Board determined that the Committee would no longer be necessary. In connection with that change to the Board’s committee structure, the Board amended the Company’s Amended and Restated By-laws (the “By-Laws”) to reflect such change in the Board’s committee structure. This description of the amendments to the By-Laws is not complete and is qualified in its entirety by reference to the By-Laws, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of The Kraft Heinz Company, effective October 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: October 27, 2017	By:	/s/ James Savina
James Savina
Senior Vice President, Global General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of The Kraft Heinz Company, effective October 27, 2017

3